INVESTMENT PROPERTIES - Reconciliation of Net Book Value of Investment Properties (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Disclosure of detailed information about investment property [abstract]
Net book value at January 1	$ 504	$ 5,112
Transfer to assets classified as held for sale	0	(69)
Transfer to property plant and equipment	0	(4,353)
Depreciation (included in administrative expenses)	(8)	(25)
Exchange difference	40	(161)
Net book value at December 31	$ 536	$ 504